SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  June 29, 2004


                           CONTINENTAL AIRLINES, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                       1-10323                   74-2099724
(State or other jurisdiction    (Commission File Number)     (IRS Employer
 of incorporation)                                           Identification No.)


1600 Smith Street, Dept. HQSEO, Houston, Texas                     77002
(Address of principal executive offices)                         (Zip Code)


                                 (713) 324-2950
              (Registrant's telephone number, including area code)



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Item 7.  Financial Statements and Exhibits.

(c) Exhibits. The Exhibit Index is hereby incorporated by reference. The documents listed on the Exhibit Index are filed as Exhibits with reference to the Registration Statement on Form S-3 (Registration No. 333-67886) of Continental Airlines, Inc. The Registration Statement and the final Prospectus Supplement, dated June 18, 2004, to the Prospectus, dated August 23, 2001, relate to the offering of Continental Airlines, Inc.'s Pass Through Certificates, Series 2004-ERJ1.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CONTINENTAL AIRLINES, INC.


July 7, 2004                              By /s/ GERALD LADERMAN
                                            ------------------------------------
                                             Gerald Laderman
                                             Senior Vice President - Finance and
                                             Treasurer

                                  EXHIBIT INDEX


            1.1 Underwriting Agreement, dated June 18, 2004, among Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated, as Underwriters, WestLB AG, New York Branch, as Depositary, Embraer-Empresa Brasileira de Aeronautica S.A. and Continental Airlines, Inc.

            4.1 Trust Supplement No. 2004-ERJ1, dated as of June 29, 2004, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

            4.2 Revolving Credit Agreement (2004-ERJ1), dated as of June 29, 2004, between Wilmington Trust Company, as
                  Subordination Agent, as Borrower, and WestLB AG, New York Branch, as Liquidity Provider

            4.3 Revolving Credit Agreement (2004-ERJ1), dated as of June 29, 2004, between Wilmington Trust Company, as
                  Subordination Agent, as Borrower, and Citicorp North America, Inc., as Liquidity Provider

            4.4 Guarantee, dated June 29, 2004, by Citicorp, relating to the Revolving Credit Agreement (2004-ERJ1), dated as of June 29, 2004, between Wilmington Trust Company, as Subordination Agent, as Borrower, and Citicorp North America, Inc., as Liquidity Provider

            4.5 Intercreditor Agreement, dated as of June 29, 2004, among Wilmington Trust Company, as Trustee, WestLB AG, New York Branch, and Citicorp North America, Inc., as Liquidity Providers, and Wilmington Trust Company, as Subordination Agent and Trustee

            4.6 Deposit Agreement, dated as of June 29, 2004, between Wells Fargo Bank Northwest, National Association, as Escrow Agent, and WestLB AG, New York Branch, as Depositary

            4.7 Escrow and Paying Agent Agreement, dated as of June 29, 2004, among Wells Fargo Bank Northwest, National Association, as Escrow Agent, Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated, as Underwriters, Wilmington Trust Company, as Trustee, and Wilmington Trust Company, as Paying Agent

            4.8 Note Purchase Agreement, dated as of June 29, 2004, among Continental Airlines, Inc., Wilmington Trust Company, as Trustee, Subordination Agent and Paying Agent, and Wells Fargo Bank Northwest, National Association, as Escrow Agent

            4.9 Form of Participation Agreement (Participation Agreement among Continental Airlines, Inc., as Lessee, [__________], as Owner Participant, Wells Fargo Bank Northwest, National Association, as Owner Trustee and Lessor, Wilmington Trust Company, as Mortgagee, Subordination Agent and Trustee, and

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                  Embraer-Empresa Brasileira de Aeronautica S.A.) (Exhibit A
                  to Note Purchase Agreement)

            4.10 Form of Lease (Lease between Wells Fargo Bank Northwest, National Association, as Owner Trustee and Lessor, and Continental Airlines, Inc., as Lessee) (Exhibit B to Note Purchase Agreement)

            4.11 Form of Indenture (Trust Indenture and Mortgage between Wells Fargo Bank Northwest, National Association, as Owner Trustee, and Wilmington Trust Company, as Mortgagee) (Exhibit C to Note Purchase Agreement)

            4.12 Form of Trust Agreement ([Amended and Restated] Trust Agreement between [__________], as Owner Participant, and Wells Fargo Bank Northwest, National Association, as Owner Trustee) (Exhibit E to Note Purchase Agreement)

            4.13 9.558% Continental Airlines Pass Through Certificate, Series 2004-ERJ1, Certificate No. 1

            23.1  Consent of Aviation Specialists Group, Inc., dated June 14,
                  2004

            23.2  Consent of AvSolutions, Inc., dated June 14, 2004

            23.3  Consent of BK Associates, Inc., dated June 14, 2004

            23.4  Consent of Aviation Specialists Group, Inc., dated June 17,
                  2004

            23.5  Consent of AvSolutions, Inc., dated June 17, 2004

            23.6  Consent of BK Associates, Inc., dated June 17, 2004